THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT
(Offshore Subscribers)

TO: Biopack Environmental Solutions Inc. (the "Company")
Unit 905, 9th Floor, Two Chinachem Exchange Square
338 King's Road,
North Point, Hong Kong

Purchase of Units

1. **Subscription**

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, KEIAND CAPITAL CORP (the "**Subscriber**") hereby irrevocably subscribes for and agree to purchase one convertible debenture (the "**Debenture**") from the Company for an aggregate principal amount of $ 16,000.00, each Debenture to be substantially in the form attached to this Subscription Agreement as Exhibit "A". Each Debenture shall be convertible into shares of the Company's Common Stock, par value $0.0001 (the "**Conversion Shares**") at a conversion price per Conversion Share of US$0.10 cents (the subscription and agreement to purchase being the "**Subscription**"), for an aggregate purchase price of US$ 16,000.00 (the "**Subscription Proceeds**"). Each Conversion Share shall be convertible, at any time and at the election of the Subscriber, into one share of the Company's common stock (each, an "**Underlying Share**") and, unless and until they are so converted into Underlying Shares, each Conversion Share shall be entitled to one vote at any meeting of the shareholders of the Company (or in respect of any shareholder action by written consent or otherwise).

1.2 The Debenture, the Conversion Shares and the Underlying Shares may be hereafter referred to, collectively, as the "**Securities**".

1.3 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Debenture to the Subscriber.

1.4 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2. Payment

2.1 The Subscription Proceeds pertaining to the purchase of any Debenture shall be paid on or before the Closing Date (as defined in Section 4.1, below) for the purchase of that Debenture by cashiers cheque or bank draft drawn on a U.S. bank reasonably acceptable to the Company or, at the Subscriber's option, by wire transfer to the Company pursuant to instructions to be provided by the Company upon request.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement prior to the first Closing Date.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

4. Closing

4.1 The sale of the Debenture shall be completed in one or more closings (each a "**Closing**") on dates (each a "**Closing Date**") to be agreed upon by both the Subscriber and the Purchaser, provided that the parties agree that the last Closing shall occur on or before ______________, 2009. The face amount of the Debenture to be purchased at any Closing shall be as mutually agreed by the parties up to an aggregate face amount for the Debenture sold pursuant to this Agreement of $ 16,000.00__________.

4.2 At each Closing:

(a) the Subscriber will deliver the Subscription Proceeds to the extent not previously delivered; and

(b) the Company will deliver a certificate for the Debenture being purchased registered as provided in this Subscription Agreement.

5. Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a) none of the Securities have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("**Regulation S**"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c) it has received and carefully read this Subscription Agreement;

(d) the decision to execute this Subscription Agreement and purchase the Debenture agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("**SEC**") in compliance, or intended compliance, with applicable securities legislation;

instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19. **Delivery Instructions**

19.1 The Subscriber hereby directs the Company to deliver any Debenture issued pursuant to this Subscription Agreement to: KEIAND CAPITAL CORP

<*> 2901-1201 MARINASIDE CRESCENT
VANCOUVER. BRITISH COLUMBIA V6Z 2V2
CANADA ATTN: KEITH EBERT

19.2 The Subscriber hereby directs the Company to cause any Debenture issued pursuant to this Subscription Agreement to be registered on the books of the Company as follows:

<*> AS ABOVE

19.3 The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

<*> KEIAND CAPITAL CORP
(Name of Subscriber – Please type or print)

[signature], PRESIDENT
(Signature and, if applicable, Office)

2901 - 1201 MARINASIDE CRESCENT
(Address of Subscriber)

VANCOUVER, BRITISH COLUMBIA, V6Z 2V2
(City, State or Province, Postal Code of Subscriber)

CANADA
(Country of Subscriber)

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Debenture is hereby accepted by Biopack Environmental Solutions Inc.

DATED at ______________________, the ____ day of __________, 2009.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

Per: /S/ Gerald Lau
Authorized Signatory

EXHIBIT "A"

Form of Convertible Debenture

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Issue Date: , 2009

Conversion Price (subject to adjustment herein): $0.10

U.S. $XXXXXXX

1 % CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, **BIOPACK ENVIRONMENTAL SOLUTIONS INC.** (the "**Company**") promises to pay to KERAND CAPITAL CORP. (the "**Holder**"), the principal sum of SIXTEEN THOUSAND DOLLARS ($16,000.00) in lawful currency of the United States (the "**Principal Amount**") on July 31, 2012 or such earlier date as the Debenture may be permitted to be repaid as provided hereunder (the "**Maturity Date**"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 1 % per annum, payable on the earlier of (i) the Conversion Date (as hereafter defined) and (ii) the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any part of the Principal Amount converted, provided that the Company in fact delivers the Conversion Shares (as hereinafter defined). Interest hereunder will be paid to the Holder. **The Company may prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.**

This Debenture is subject to the following additional provisions:

1. <u>Subscription Agreement.</u>

1.1 This Debenture has been issued pursuant to a subscription agreement between the Company and the Holder dated ____________, 2009 (the "**Subscription Agreement**") pursuant to which the Holder purchased this Debenture, and this Debenture is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Debenture. This Debenture may not be transferred or exchanged.

on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

10. Usury

If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

11. Next business day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By: /s/ Gerald Lau
GERALD LAU
President